Exhibit 10.30

EXCHANGE AGREEMENT

This Exchange Agreement, dated as of April [●], 2014 (this "Agreement"), is by and between BFI Co., LLC, a Delaware limited liability company (the “BFI”), and Phibro Animal Health Corporation, a Delaware corporation (the "Company"), and acknowledged by Mayflower Limited Partnership, a limited partnership registered in Jersey, Channel Islands (registered no. LP282) (“Mayflower”).

WHEREAS, the BFI owns [●] shares (collectively, the “BFI Shares”) of the Class A Common Stock, par value $0.0001, of the Company (the “Class A Common Stock”);

WHEREAS, Mayflower owns [●] shares of Class A Common Stock of the Company, which, together with the BFI Shares, represent 100% of the issued and outstanding capital stock of the Company;

WHEREAS, on and subject to the terms and conditions set forth in this Agreement, BFI desires to contribute, assign, transfer and convey to the Company, and the Company desires to acquire and accept from BFI, all of BFI’s rights, title and interests in and to the BFI Shares, free and clear of any lien, tax, claim, charge, encumbrance, mortgage, pledge, security interest, restriction on transfer, preemptive right, voting agreement of any kind or nature or any similar restrictions or limitations (each an “Encumbrance”), other than restrictions on transfers imposed by federal or state securities laws, in exchange for [●] shares of Class B Common Stock, par value $0.0001 per share, of the Company (collectively, the “Class B Shares”).

NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereby agree as follows:

1.            Exchange; Closing.

1.1.         Exchange of BFI Shares.

(a)          Upon the terms and provisions set forth in this Agreement, on the Closing Date (as defined below) the BFI hereby agrees to contribute, assign, transfer and convey to the Company, and the Company agrees to acquire and accept from BFI, all of BFI's rights, title and interests in and to all of the BFI Shares, free and clear of all Encumbrances, and, in exchange therefor, the Company hereby agrees to issue to BFI on the Closing Date the Class B Shares (the foregoing transactions, collectively, the “Exchange”).

(b)          The Exchange shall be consummated as follows:

(1)          On the Closing Date, immediately prior to the issuance of the Class B Shares by the Company, (i) if any of the BFI Shares have been certificated, BFI shall surrender to the Company stock certificates representing the BFI Shares, duly endorsed in blank for transfer, and (ii) BFI shall deliver to the Company a stock power in the form of Exhibit A hereto (the “BFI Stock Power”), to effect the contribution, assignment and transfer of the BFI Shares to the Company.

(2)         On the Closing Date, upon the receipt of the BFI Shares (and, if applicable, such stock certificates), the Company shall: (i) issue to BFI the Class B Shares and, if such shares are to be certificated, deliver to BFI certificates representing such Class B Shares, and (ii) enter, or cause to be entered, such issuance into the record books of the Company evidencing BFI’s ownership of the Class B Shares.

1.2.          Closing Date.   Upon the terms and subject to the conditions set forth in this Agreement, the closing of the transactions set forth in Section 1.1 above (the "Closing") shall take place on April [●], 2014, or such other date as BFI and the Company shall mutually agree (such date, the “Closing Date”).

2.            Representations, Warranties and Covenants of the Company.   The Company hereby represents, warrants and covenants to BFI as follows:

(a)          The Company has the requisite power and authority to execute and deliver the Company Stock Power and this Agreement, and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Company Stock Power by the Company and the consummation by the Company of the Exchange has been duly authorized by all requisite corporate action on the part of the Company and no other proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Exchange.

(b)          This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, except that the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The execution, delivery, and performance of this Agreement by the Company (including the issuance of the Class B Shares pursuant to the terms hereof) does not and will not conflict with, violate, or cause a breach of any agreement, contract, or instrument to which the Company is a party or any judgment, order, or decree to which the Company is subject, or otherwise require the consent or approval of any other Person that has not been obtained, in each case, except as would not have a material adverse effect on the Company or the transactions contemplated hereby. For purposes of this Agreement, "Person" means any individual, partnership, corporation, association, limited liability company, joint stock company, trust, joint venture, unincorporated organization or any other entity (including any governmental entity or any department, agency or political subdivision thereof).

(c)          Upon issuance, the Class B Shares shall be validly issued, fully paid and non-assessable, and free and clear of all Encumbrances, other than restrictions on transfers imposed by federal or state securities laws.

3.            Representations and Warranties of BFI.   BFI hereby represents and consents to the Company as follows:

(a)          BFI has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b)          This Agreement and the BFI Stock Power have been duly executed and delivered by BFI and constitute the legal, valid and binding obligations of BFI, except that the enforcement hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The execution, delivery, and performance of this Agreement by BFI (including the contribution of the BFI Shares pursuant to the terms hereof) does not and will not conflict with, violate, or cause a breach of any agreement, contract, or instrument to which BFI is a party or any judgment, order, or decree to which BFI is subject, or otherwise require the consent or approval of any other Person that has not been obtained.

(c)          BFI is the sole beneficial and record owner of the BFI Shares being exchanged by BFI hereunder; and BFI will deliver to the Company good and valid title to all of the BFI Shares, free and clear of all Encumbrances (other than those arising under federal and state securities and “blue sky” laws).

(d)          The Class B Shares to be acquired by BFI pursuant to this Agreement will be acquired for BFI's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), any applicable state securities laws, and such Class B Shares will not be disposed of in contravention of any such laws or agreements.

(e)          BFI is an "accredited investor" as defined in Regulation D under the Securities Act. BFI understands that the Class B Shares are subject to transfer restrictions under federal and state securities laws and have not been registered under the Securities Act or any other applicable securities laws. BFI understands that the Class B shares issued hereunder will bear the legend set forth on Schedule A hereto.

4.             General.

4.1.          Amendments and Waivers.    The provisions of this Agreement may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of BFI and the Company.

4.2.          Notices.   All notices and other communications provided for or permitted hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by facsimile, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee as follows:

If to BFI, to:

BFI Co., LLC
Glenpointe Centre East, 3rd Fl
300 Frank W. Burr Blvd., Ste 21
Teaneck, NJ 07666-6712
Telephone: (201) 329-7300
Facsimile: [●]

If to the Company, to:

Phibro Animal Health Corporation
Glenpointe Centre East, 3rd Fl
300 Frank W. Burr Blvd., Ste 21

Teaneck, NJ 07666-6712
Attention: Thomas Dagger
Telephone: (201) 329-7370
Facsimile: (201) 329-7041

All such notices, requests, consents and other communications shall be deemed to have been delivered (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the next business day and (iii) in the case of mailing, on the third business day following such mailing if sent by certified mail, return receipt requested.

4.3.          Successors and Assigns.   This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns, but shall not be assignable by any party without the written consent of the other party.

4.4.          Parties in Interest.   This Agreement is for the sole benefit of the parties hereto and their successors and permitted assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the parties hereto and such permitted successors and assigns, any legal or equitable rights hereunder. Nothing herein shall be construed to be to the benefit of or enforceable by any Person that is not a party hereto including any creditor of the Company.

4.5.          No Assignment.   This Agreement is not assignable by the Company (by operation of law or otherwise) without the prior written consent of BFI.

4.6.          Counterparts.   This Agreement may be executed in two or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which counterparts, taken together, shall constitute one and the same instrument.

4.7.          Descriptive Headings, Etc.   The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires: (i) words of either gender shall be deemed to include the other gender; (ii) words using the singular or plural number shall also include the plural or singular number, respectively; (iii) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and paragraph references are to the Sections and paragraphs of this Agreement unless otherwise specified; (iv) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless otherwise specified; and (v) "or" is not exclusive.

4.8.          Governing Law.   This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to its choice of law rules).

4.9.          Consent to Jurisdiction.   Each of the parties hereto hereby irrevocably and unconditionally agrees that any action, suit or proceeding, at law or equity, arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall only be brought in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and hereby irrevocably and unconditionally expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and hereby irrevocably and unconditionally waives (by way of motion, as a defense or otherwise) any and all jurisdictional, venue and convenience objections or defenses that such party may have in such action, suit or proceeding. Each party hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section 4.9.

4.10.        Survival.   The representations and warranties given or made in this Agreement shall survive until sixty (60) days after the expiration of the applicable statute of limitations and shall thereafter terminate and be of no further force or effect.

4.11.        Waiver of Jury Trial.   EACH OF THE SELLER AND THE COMPANY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE NOTE OR THE VALIDITY, INTERPRETATION OR ENFORCEMENT HEREOF OR THEREOF.

4.12.        Entire Agreement.   This Agreement together with the Note and the Guaranty and related documents and instruments are intended by the parties as a final expression of their agreement and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings relating to such subject matter, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

4.13.        Severability.   Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law or rule in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

4.14.        Further Assurances.   Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.15.        Construction.   Each party hereto acknowledges that it has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by BFI and the Company.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

SELLER

BFI Co., LLC

By:
Name:
Its:

COMPANY

Phibro animal health Corporation,
a Delaware corporation

By:
Name:
Its:

Acknowledge and Accepted:

Mayflower Limited Partnership,

acting by its manager, 3i Investments plc

By:__________________

Authorized Signatory

Schedule A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

Exhibit A

BFI Stock Power